Exhibit 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND

SECTION 906 OF THE SARBANES-OXLEY ACT

I, Walter H. Clark, President of RMB Investors Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Form N-CSR of the Registrant for the semi-annual period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 31, 2017	/s/ Walter H. Clark
Signature:		Walter H. Clark
Title:		President (Principal Executive Officer)

Exhibit 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND

SECTION 906 OF THE SARBANES-OXLEY ACT

I, Maher Harb, Chief Financial Officer of RMB Investors Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Form N-CSR of the Registrant for the semi-annual period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 31, 2017	/s/ Maher Harb
Signature:		Maher Harb
Title:		Chief Financial Officer (Principal Financial Officer)